UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                             FORM 8-K


                          CURRENT REPORT

              PURSUANT TO SECTION 13 OR 15(D) OF THE
                 SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest reported): February 25, 2009



                    FIRST KEYSTONE CORPORATION
               ____________________________________
      (Exact name of registrant as specified in its Charter)


          PENNSYLVANIA             2-88927           23-2249083
       __________________         __________         _____________
        (State or other          (Commission         (IRS Employer
          jurisdiction          File Number)     Identification No.
       of incorporation)



111 West Front Street, Berwick, Pennsylvania       18603
____________________________________________      ________
  (Address of principal executive offices)       (Zip Code)


Registrant's telephone number, including area code: (570) 752-3671


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General
Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                    CURRENT REPORT OF FORM 8-K


ITEM 5.03  AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS;
           CHANGE IN FISCAL YEAR.

     On February 25, 2009, the Registrant amended Article 6,
Section 6.1 of its Bylaws to increase the maximum time permitted prior to the shareholders meeting to set the record date from 45 days to 90 days as permitted by Pennsylvania law.

     The Amended and Restated Bylaws are attached hereto as
Exhibit 3(ii) and are incorporated in this Item 5.03 by reference.


Item 9.01  FINANCIAL STATEMENTS AND EXHIBITS

     (a)   Financial Statements and Exhibits

           None.

     (b)   Pro Forma Financial Information

           None.

     (c)   Shell Company Transactions.

           Not applicable.

     (d)   Exhibits


Exhibit Number           Description
______________           ___________

3(ii)                    Amended and Restated Bylaws

                            Signatures


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.


FIRST KEYSTONE CORPORATION
(Registrant)




By:       /s/ J. Gerald Bazewicz
          J. Gerald Bazewicz
          President and Chief Executive Officer

Date:     February 26, 2009

EXHIBIT INDEX

Exhibit Number           Description
______________           ___________

3(ii)                    Amended and Restated Bylaws